Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Veeco Instruments Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Shubham Maheshwari, Executive Vice President, Chief Financial Officer, and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SHUBHAM MAHESHWARI
By:	Shubham Maheshwari
Executive Vice President, Chief Financial Officer, and Chief Operating Officer
Veeco Instruments Inc.
November 1, 2018

A signed original of this written statement required by Section 906 has been provided to Veeco Instruments Inc. and will be retained by Veeco Instruments Inc. and furnished to the Securities and Exchange Commission or its staff upon request.